UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2024

ATLAS LITHIUM CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-41552	39-2078861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Rua Buenos Aires, 10 – 14th Floor

Sion, Belo Horizonte, Minas Gerais, Brazil, 30.315-570

(Address of principal executive offices, including zip code)

(833) 661-7900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	ATLX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Registered Offering

On March 28, 2024, Atlas Lithium Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”), with an accredited investor (the “Investor”), pursuant to which the Company agreed to sell and issue an aggregate of 1,871,250 shares of its common stock, par value $0.001 per share (the “Registered Shares”) in a registered direct offering (the “Registered Offering”) at a purchase price of $16.0321 per share. The Purchase Agreement contains customary representations and warranties, covenants and indemnification rights and obligations of the Company and the Investor. The closing for the sale of Registered Shares is expected to occur on or about April 4, 2024, subject to customary closing conditions (the “Closing”).

The gross proceeds from the Registered Offering are expected to be approximately $30.0 million before deducting related offering expenses. The Company estimates that the net proceeds from the Registered Offering will be approximately $29.6 million, after deducting offering expenses of $0.4 million. The Company intends to use the net proceeds from the Registered Offering primarily for general corporate purposes, including the development and commercialization of our products, general and administrative expenses, and working capital and capital expenditures.

The Registered Shares are being offered pursuant to a prospectus supplement, and a base prospectus dated September 18, 2023, which is part of a registration statement (“Registration Statement”) on Form S-3 (Registration No. 333-274223) that was declared effective by the Securities and Exchange Commission (the “SEC”) on September 18, 2023. Copies of the prospectus supplement and the accompanying prospectus relating to the Registered Shares will be available on EDGAR by visiting the SEC’s website at www.sec.gov.

At Closing, the Company and the Investor plan to enter into an investor rights agreement, substantially in the form filed as Exhibit 10.2 to this Current Report on Form 8-K (the “Investor Rights Agreements”), pursuant to which, and in connection with the purchase of the Registered Shares, the Company will agree to provide the Investor, among other rights, (i) a pro-rata participation right in future offerings of common stock or equity securities by the Company, and (ii) certain information rights.

The foregoing descriptions of the Purchase Agreement and the Investor Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein and into the Registration Statement by this reference. The legal opinion of Brownstein Hyatt Farber Schreck, LLP, counsel to the Company, relating to the validity of the Registered Shares to be sold in the Registered Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein and into the Registration Statement by this reference.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Offtake Agreement

In connection with the Closing, our subsidiary Atlas Lítio Brasil Ltda. (hereinafter “Atlas Brazil”) and the Investor intend to enter into an Offtake and Sales Agreement, substantially in the form filed as Exhibit 10.3 to this Current Report on Form 8-K (the “Offtake Agreement”), pursuant to which Atlas Brazil will agree to sell and deliver to the Investor, and the Investor will agree to purchase and take delivery of, (i) the spot quantity of fifteen thousand (15,000) dry metric tons of Atlas Brazil’s product, and, subject to the fulfillment of certain conditions precedent, (ii) up to sixty thousand (60,000) dry metric tons of Atlas Brazil’s product for each year, up to a total of three hundred thousand (300,000) dry metric tons.

The foregoing description of the terms of the Offtake Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Offtake Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein and into the Registration Statement by reference. Unless the context otherwise indicates, references to the “Company” are to Atlas Lithium Corporation and/or its subsidiaries.

Item 7.01. Regulation FD Disclosure.

On March 28, 2024, the Company issued a press release announcing the Registered Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

This information and the information contained in Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in any such filing, regardless of any general incorporation language in the filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Brownstein Hyatt Farber Schreck, LLP
10.1	Securities Purchase Agreement dated March 28, 2024
10.2†	Form of Investor Rights Agreement
10.3†	Form of Offtake and Sales Agreement
23.1	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.1)
99.1	Press Release dated March 28, 2024
104	Cover Page Interactive Data File (embedded with the Inline XRBL document)

† Certain portions of the exhibit have been omitted in accordance with Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to furnish on a supplemental basis an unredacted copy of the exhibit and its materiality and privacy or confidentiality analyses to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS LITHIUM CORPORATION

Dated: April 1, 2024	By:	/s/ Marc Fogassa
	Name:	Marc Fogassa
	Title:	Chief Executive Officer